SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
August 20, 2004
(Date of earliest event reported)

Torch Energy Royalty Trust

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-1247 (Commission File Number)	74-6411424 (I.R.S. Employer Identification Number)

Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
(Address of principal executive offices, including zip code)

302/636-6016
(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition
SIGNATURE
INDEX TO EXHIBITS
Press Release

Item 12. Results of Operations and Financial Condition

     The information in this report is being furnished pursuant to Item 12 “Results of Operations and Financial Condition”, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

     Attached as Exhibit 99.1 is a press release issued on behalf of the Registrant announcing cash distribution payable on September 10, 2004 for unitholders of record as of August 31, 2004 and is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCH ENERGY ROYALTY TRUST
By:	Wilmington Trust Company, Trustee

Date: August 20, 2004	By:	/s/ Bruce L. Bisson
Bruce L. Bisson
Vice President

(The Trust has no employees, directors or executive officers.)

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press release issued on behalf of the Registrant announcing cash distribution payable on September 10, 2004 for unitholders of record as of August 31, 2004 and is incorporated herein by reference.